UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On June 2, 2006, Michael A. Ernst accepted the offer by United Dominion Realty Trust, Inc. (the “Company”), to serve as the Company’s Chief Financial Officer upon the terms and conditions set forth in a letter agreement between Mr. Ernst and the Company. A copy of the letter agreement is attached to this report as Exhibit 10.01 and is incorporated herein by reference. As reported in Item 5.02 below, Mr. Ernst will become Executive Vice President, Treasurer and Chief Financial Officer of the Company effective July 5, 2006.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As of June 2, 2006, Michael A. Ernst has been appointed to serve as the Company’s Executive Vice President, Treasurer and Chief Financial Officer, replacing Christopher D. Genry as our Chief Financial Officer, effective July 5, 2006. From the effective date of Mr. Ernst’s employment as our Chief Financial Officer on July 5, 2006, Mr. Genry, who currently holds the title of Executive Vice President-Corporate Strategy and Chief Financial Officer of the Company, will continue to serve as the Company’s Executive Vice President-Corporate Strategy.
     Mr. Ernst, age 45, joins the Company from Prentiss Properties Trust, where he most recently served as Executive Vice President and Chief Financial Officer. He joined Prentiss Properties in 1997 as Vice President and Treasurer. He was promoted to Senior Vice President in 1998 and to Executive Vice President and Chief Financial Officer in 2001. Prior to joining Prentiss Properties, Mr. Ernst worked for Nations Bank, where he served as Senior Vice President in the real estate finance group.
     Mr. Ernst will serve as Executive Vice President, Treasurer and Chief Financial Officer at the discretion of the Company’s Board of Directors. No family relationship exists between Mr. Ernst and any of the Company’s directors or executive officers.
     The terms of Mr. Ernst’s employment with the Company are set forth in the letter agreement attached to this report as Exhibit 10.01 and incorporated herein by reference.
ITEM 7.01. Regulation FD Disclosure.
     Beginning June 5, 2006, the information included as Exhibit 99.01 to this report will be available on the Company’s website.
     The information included as Exhibit 99.02 to this report will be used by the Company at the NAREIT Investor Forum at the Waldorf Astoria Hotel in New York City on June 6, 2006.
ITEM 8.01. Other Events.
     On May 31, 2006, the Company entered into a Distribution Agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., McDonald Investments Inc., Citigroup Global Markets Inc., SunTrust Capital Markets, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively, the “Agents”) with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”). The Notes are to be issued pursuant to an Indenture, dated November 1, 1995, as amended, supplemented or modified from time to time, between the Company and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association (formerly known as First Union National Bank of Virginia), as trustee. The Distribution Agreement dated May 31, 2006, is attached hereto and incorporated herein by reference as Exhibit 1.01. The form of Fixed Rate Note is attached hereto and incorporated herein by reference as Exhibit 4.01. The form of Floating Rate Note is attached hereto and incorporated herein by reference as Exhibit 4.02.
     Morrison & Foerster LLP, as counsel to the Company, has issued its validity opinion, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.01. Morrison & Foerster LLP has also issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.01.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
1.01	Distribution Agreement dated May 31, 2006.

4.01	Form of Fixed Rate Note.

4.02	Form of Floating Rate Note.

5.01	Validity Opinion of Morrison & Foerster LLP.

8.01	Tax Opinion of Morrison & Foerster LLP.

10.01	Letter Agreement between the Company and Michael A. Ernst.

99.01	Materials relating to Mature Market Trends as of April 2006.

99.02	Presentation Materials.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: June 5, 2006	/s/ David L. Messenger
David L. Messenger
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
1.01	Distribution Agreement dated May 31, 2006.

4.01	Form of Fixed Rate Note.

4.02	Form of Floating Rate Note.

5.01	Validity Opinion of Morrison & Foerster LLP.

8.01	Tax Opinion of Morrison & Foerster LLP.

10.01	Letter Agreement between the Company and Michael A. Ernst.

99.01	Materials relating to Mature Market Trends as of April 2006.

99.02	Presentation Materials.